Exhibit 99.1

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com

BOYD GAMING REPORTS FIRST-QUARTER 2021 RESULTS

Company Achieves All-Time Records for Adjusted EBITDAR and Operating Margins;

Net Income Exceeds $100 Million

LAS VEGAS - APRIL 27, 2021 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the first quarter ended March 31, 2021.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “This was an exceptional quarter for our Company, as we achieved the strongest EBITDAR and margin performances in our history.  As economic conditions improve and COVID vaccinations continue to roll out, we are seeing increased visitation and growing spend-per-visit across every customer segment.  Our disciplined operating strategy is producing strong flowthrough on revenue gains, driving significant EBITDAR growth and enhanced margins. We are also making excellent progress on our strategic growth initiatives, including launching our first Stardust-branded online casinos in New Jersey and Pennsylvania, and commencing construction on the Wilton Rancheria Tribe’s resort near Sacramento, California.  Our strong performance in the first quarter reflects our more focused operating strategy, and the dedication and hard work of every Boyd Gaming team member.”

Boyd Gaming reported first-quarter 2021 revenues of $753.3 million, up from $680.5 million in the first quarter of 2020. The Company reported net income of $102.2 million, or $0.90 per share, for the first quarter of 2021, compared to a net loss of $147.6 million, or $1.30 per share, for the year-ago period.

Results for the first quarter of 2020 were impacted by state-mandated closures of all of the Company’s properties nationwide during the last several weeks of March 2020. The Company’s first-quarter 2020 results were also impacted by $171.1 million in non-cash, pretax intangible asset impairment charges.

Total Adjusted EBITDAR(1) was $292.6 million in the first quarter of 2021, rising from $144.4 million in the first quarter of 2020. Adjusted Earnings(1) for the first quarter of 2021 were $105.7 million, or $0.93 per share, compared to an Adjusted Loss of $2.4 million, or $0.02 per share, for the same period in 2020.  Companywide operating margins after corporate expense were 38.8% in the first quarter of 2021, up significantly from 21.2% in the year-ago quarter.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review(2)

Due to the impact of state-mandated closures on the Company’s operations in the first quarter of 2020, the Company is providing segment results for the first quarters of 2021, 2020 and 2019.

Revenues	Three Months Ended March 31,
				% Change
($ amounts in thousands)	2021	2020	2019	2021 vs 2020	2021 vs 2019
Las Vegas Locals	$182,423	$180,764	$222,850	0.9%	(18.1)%
Downtown Las Vegas	21,433	54,113	63,026	(60.4)%	(66.0)%
Midwest & South	549,451	445,648	541,412	23.3%	1.5%
Total Revenues	$753,307	$680,525	$827,288	10.7%	(8.9)%

Adjusted EBITDAR	Three Months Ended March 31,
				% Change
($ amounts in thousands)	2021	2020	2019	2021 vs 2020	2021 vs 2019
Las Vegas Locals	$90,642	$46,762	$74,234	93.8%	22.1%
Downtown Las Vegas	2,440	9,956	15,025	(75.5)%	(83.8)%
Midwest & South	218,149	105,829	156,471	106.1%	39.4%
Property Adjusted EBITDAR	$311,231	$162,547	$245,730	91.5%	26.7%

Adjusted EBITDAR Margin	Three Months Ended March 31,
				Basis Point Change
	2021	2020	2019	2021 vs 2020		2021 vs 2019
Las Vegas Locals	49.7%	25.9%	33.3%	2,382	bps	1,638	bps
Downtown Las Vegas	11.4%	18.4%	23.8%	(701)	bps	(1,246)	bps
Midwest & South	39.7%	23.7%	28.9%	1,596	bps	1,080	bps
Property Adjusted EBITDAR Margin	41.3%	23.9%	29.7%	1,743	bps	1,161	bps

During the quarter, the Las Vegas Locals and Midwest & South segments each achieved all-time records for Adjusted EBITDAR and operating margins.  Both segments benefited from increased visitation and spend levels across all customer groups, as well as continued benefits from the Company's focused operating strategy. Downtown Las Vegas segment results reflect continued softness in destination travel across the southern Nevada market, particularly among the Company’s core Hawaiian customer segments.

(2)

Two Boyd Gaming properties remain closed: Eastside Cannery in the Las Vegas Locals segment, and Main Street Station in the Downtown Las Vegas segment. In the Las Vegas Locals segment, Eldorado Casino was closed until its sale on December 10, 2020.

Balance Sheet Statistics

As of March 31, 2021, Boyd Gaming had cash on hand of $730.9 million, and total debt of $3.94 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its first-quarter 2021 results today, April 27, at 5:00 p.m. Eastern. The conference call number is (888) 317-6003, passcode 5421832. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or https://www.webcaster4.com/Webcast/Page/964/40705.

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, April 27, beginning at 7:00 p.m. Eastern and continuing through Tuesday, May 4 at 11:59 p.m. Eastern. The conference number for the replay will be 10154359. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2021	2020	2019
Revenues
Gaming	$617,926	$509,765	$620,253
Food & beverage	44,112	89,884	111,090
Room	25,990	46,727	57,244
Other	65,279	34,149	38,701
Total revenues	753,307	680,525	827,288
Operating costs and expenses
Gaming	232,113	238,700	276,616
Food & beverage	38,913	89,839	102,151
Room	12,132	22,985	26,882
Other	41,907	21,447	23,880
Selling, general and administrative	90,007	113,430	115,411
Master lease rent expense (a)	25,915	24,665	23,962
Maintenance and utilities	28,231	33,146	38,100
Depreciation and amortization	64,467	66,965	67,253
Corporate expense	23,315	24,958	31,177
Project development, preopening and writedowns	1,415	3,508	4,031
Impairment of assets	—	171,100	—
Other operating items, net	1,157	7,543	199
Total operating costs and expenses	559,572	818,286	709,662
Operating income (loss)	193,735	(137,761)	117,626
Other expense (income)
Interest income	(509)	(439)	(106)
Interest expense, net of amounts capitalized	57,890	51,845	61,330
Loss on early extinguishments and modifications of debt	—	175	—
Other, net	1,932	(344)	115
Total other expense, net	59,313	51,237	61,339
Income (loss) before income taxes	134,422	(188,998)	56,287
Income tax (provision) benefit	(32,261)	41,439	(10,836)
Net income (loss)	$102,161	$(147,559)	$45,451

Basic net income (loss) per common share	$0.90	$(1.30)	$0.40
Weighted average basic shares outstanding	113,626	113,708	113,340

Diluted net income (loss) per common share	$0.90	$(1.30)	$0.40
Weighted average diluted shares outstanding	113,967	113,708	113,871

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income (Loss)

(Unaudited)

	Three Months Ended
	March 31,
(In thousands)	2021	2020	2019
Total Revenues by Reportable Segment
Las Vegas Locals	$182,423	$180,764	$222,850
Downtown Las Vegas	21,433	54,113	63,026
Midwest & South	549,451	445,648	541,412
Total revenues	$753,307	$680,525	$827,288

Adjusted EBITDAR by Reportable Segment
Las Vegas Locals	$90,642	$46,762	$74,234
Downtown Las Vegas	2,440	9,956	15,025
Midwest & South	218,149	105,829	156,471
Property Adjusted EBITDAR	311,231	162,547	245,730
Corporate expense, net of share-based compensation expense (a)	(18,634)	(18,114)	(22,705)
Adjusted EBITDAR	292,597	144,433	223,025
Master lease rent expense (b)	(25,915)	(24,665)	(23,962)
Adjusted EBITDA	266,682	119,768	199,063

Other operating costs and expenses
Deferred rent	207	222	245
Depreciation and amortization	64,467	66,965	67,253
Share-based compensation expense	5,701	8,191	9,709
Project development, preopening and writedowns	1,415	3,508	4,031
Impairment of assets	—	171,100	—
Other operating items, net	1,157	7,543	199
Total other operating costs and expenses	72,947	257,529	81,437
Operating income (loss)	193,735	(137,761)	117,626
Other expense (income)
Interest income	(509)	(439)	(106)
Interest expense, net of amounts capitalized	57,890	51,845	61,330
Loss on early extinguishments and modifications of debt	—	175	—
Other, net	1,932	(344)	115
Total other expense, net	59,313	51,237	61,339
Income (loss) before income taxes	134,422	(188,998)	56,287
Income tax (provision) benefit	(32,261)	41,439	(10,836)
Net income (loss)	$102,161	$(147,559)	$45,451

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended
	March 31,
(In thousands)	2021	2020	2019
Corporate expense as reported on Condensed Consolidated Statements of Operations	$23,315	$24,958	$31,177
Corporate share-based compensation expense	(4,681)	(6,844)	(8,472)
Corporate expense, net, as reported on the above table	$18,634	$18,114	$22,705

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income (Loss) to Adjusted Earnings (Loss)

and Net Income (Loss) Per Share to Adjusted Earnings (Loss) Per Share

(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2021	2020	2019
Net income (loss)	$102,161	$(147,559)	$45,451
Pretax adjustments:
Project development, preopening and writedowns	1,415	3,508	4,031
Impairment of assets	—	171,100	—
Other operating items, net	1,157	7,543	199
Loss on early extinguishments and modifications of debt	—	175	—
Other, net	1,932	(344)	115
Total adjustments	4,504	181,982	4,345

Income tax effect for above adjustments	(1,003)	(44,169)	(933)
Impact of tax valuation allowance	—	7,392	—
Adjusted earnings (loss)	$105,662	$(2,354)	$48,863

Net income (loss) per share, diluted	$0.90	$(1.30)	$0.40
Pretax adjustments:
Project development, preopening and writedowns	0.01	0.03	0.04
Impairment of assets	—	1.50	—
Other operating items, net	0.01	0.07	—
Loss on early extinguishments and modifications of debt	—	—	—
Other, net	0.02	—	—
Total adjustments	0.04	1.60	0.04

Income tax effect for above adjustments	(0.01)	(0.39)	(0.01)
Impact of tax valuation allowance	—	0.07	—
Adjusted earnings (loss) per share, diluted	$0.93	$(0.02)	$0.43

Weighted average diluted shares outstanding	113,967	113,708	113,871

Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, EBITDAR (EBITDA further adjusted for rent expense associated with REIT master leases), Adjusted EBITDAR, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance.  We do not provide a reconciliation of forward-looking non-GAAP financial measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR

EBITDA and EBITDAR are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA and EBITDAR when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide a full understanding of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA or Adjusted EBITDAR. We have chosen to provide this information to investors to enable them to perform comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of Adjusted EBITDA and Adjusted EBITDAR provides consistency in our financial reporting. We use Adjusted EBITDA and Adjusted EBITDAR in this press release because we believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making. Adjusted EBITDA and Adjusted EBITDAR are among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA and Adjusted EBITDAR as measures in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA and Adjusted EBITDAR are also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, loss on early extinguishments and modifications of debt and other operating items, net. Adjusted EBITDAR reflects Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income before project development, preopening and writedown expenses, impairments of assets, other items, net, gain or loss on early extinguishments and modifications of debt, and other non-recurring adjustments, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, EBITDAR, Adjusted EBITDAR, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance.  In addition, forward-looking statements in this press release include statements regarding the impacts of COVID-19 on the Company, economic conditions, operating strategy, efficient flow, growth initiatives, visitation, spend-per-visit, status and expectations of the Company’s online casino offerings, and construction of new projects.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: the ongoing uncertainty about COVID-19, its duration and impact, the possibility of future closures and length of closures of the Company’s properties, negative perceptions of visiting properties that have large groups of people, the cost to comply with any mandated health requirements associated with the virus, the extent of consumer demand, the negative effects on the Company’s workforce, suppliers, contractors and other partners, as well as the impact on the customer experience of necessary health and safety measures implemented at the direction of State and local governments and gaming regulators.  Risks also include fluctuations in the Company's operating results; the results of operations of its properties in various markets; the political climate and its effects on consumer spending and its impact on the travel industry; the state of the economy and its effect on consumer spending and the Company's results of operations; the impact and effects of the local economies in the markets where the Company has operations; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 28 gaming entertainment properties in 10 states. The Company is also a strategic partner and 5% equity owner of FanDuel Group, the nation’s leading sports-betting and iGaming operator. With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering its guests an outstanding entertainment experience, delivered with unwavering attention to customer service. For additional Company information and press releases, visit www.boydgaming.com.